Exhibit 10.4

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[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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CONFIDENTIAL

LICENSE AND COLLABORATION AGREEMENT

between

Piramal Imaging Ltd.,

Piramal Imaging SA

and

AC Immune SA

Effective May 9, 2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS	2

ARTICLE 2	SCOPE OF COLLABORATION AND MANAGEMENT	11

2.1	Scope of Collaboration	11

2.2	Joint Steering Committee	11

	(a) Purpose; Formation	11

	(b) Composition	11

	(c) Responsibilities	12

	(d) Meetings	12

	(e) Decision Making	13

2.3	Resolution of Committee Disputes	13

	(a) Within the JSC	13

	(b) Referral to Executive Officers	13

ARTICLE 3	LICENSES	13

3.1	License Grant to Piramal Imaging SA	13

	(a) Exclusive License Under AC Immune Tau Protein Imaging IP and Collaboration IP	13

	(b) Non-Exclusive License Under AC Immune Background IP	14

3.2	Grant to AC Immune	14

3.3	Sublicenses	14

3.4	No Implied Rights	14

3.5	Other Development	14

3.6	Reservation of Rights	14

ARTICLE 4	RESEARCH AND DEVELOPMENT	15

4.1	Overview	15

4.2	Research Plan	15

4.3	Development Plan	15

4.4	Other Discovery	15

4.5	[*****]	15

4.6	Information and Records	16

ARTICLE 5	REGULATORY	16

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5.1	Product	17

5.2	Rights of Reference to Regulatory Materials	17

ARTICLE 6	MANUFACTURING; SUPPLY	17

6.1	Manufacture	17

6.2	[*****]	17

6.3	Supply of [*****] Doses	17

ARTICLE 7	COMMERCIALIZATION	18

7.1	Product	18

7.2	Pricing	18

ARTICLE 8	CONSIDERATION AND PAYMENTS	18

8.1	Upfront Payment	18

8.2	Development Milestone Payments	18

8.3	Sales Milestones	19

8.4	Sublicensing Revenue	19

8.5	Royalties	20

	(a) Royalty Step-Down	20

	(b) Royalty Term	21

8.6	Reduction for Third Party Licenses	21

8.7	Reports and Payments	21

	(a) Milestones	21

	(b) Sublicense Revenue	21

	(c) Royalties	21

8.8	Payment Method	22

8.9	Blocked Currency	22

8.10	Currency	22

8.11	Taxes and Withholding	22

8.12	Maintenance of Records	22

8.13	Audits	22

ARTICLE 9	INTELLECTUAL PROPERTY	23

9.1	Ownership	23

	(a) Background IP	23

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	(b) Inventions	23

9.2	Disclosure	24

9.3	Prosecution and Maintenance of AC Immune Tau Protein Imaging IP and Jointly Owned Collaboration IP	24

9.4	Abandonment of Prosecution and Maintenance	25

9.5	Prosecution and Maintenance of Solely Owned Collaboration Patents	25

9.6	Defense of Third Party Infringement Claims	25

9.7	Enforcement; Patent Challenge	25

9.8	Recoveries	26

ARTICLE 10	CONFIDENTIALITY	26

10.1	Confidentiality; Exceptions	26

10.2	Authorized Use and Disclosure	27

10.3	Injunctive Relief	27

10.4	Terms of Agreement	28

10.5	Publications	28

10.6	Publicity	28

	(a) Press Releases	29

	(b) Required Disclosures	29

ARTICLE 11	TERM AND TERMINATION	29

11.1	Term	29

11.2	Termination	29

	(a) Breach	29

	(b) Insolvency	30

	(c) Termination by Piramal Without Cause	30

11.3	Consequences of Termination	30

	(a) Effect of Termination by Piramal Without Cause	30

	(b) Effect of Termination by AC Immune for Breach by Piramal	31

	(c) Effect of Termination by Piramal for Breach by AC Immune	31

	(d) Accrued Obligations	31

	(e) Ancillary Agreements	31

	(f) Non-Exclusive Remedy	31

	(g) Survival	31

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ARTICLE 12	REPRESENTATIONS AND WARRANTIES	31

12.1	Representations, Warranties and Covenants By Both Parties	31

12.2	AC Immune Representations, Warranties and Covenants	32

12.3	Disclaimer	33

ARTICLE 13	INDEMNIFICATION, INSURANCE AND LIABILITY	33

13.1	Indemnification by AC Immune	33

13.2	Indemnification by Piramal	33

13.3	Limitations on Indemnification	34

13.4	Limitation on Liability	34

13.5	Insurance	34

ARTICLE 14	DISPUTE RESOLUTION	34

14.1	General	34

14.2	Failure of Executive Officers to Resolve Dispute	34

14.3	Binding Arbitration	35

14.4	Arbitrators	35

14.5	Judgment	35

14.6	Injunctive Relief	35

14.7	Award	35

14.8	Costs	35

14.9	Confidentiality	35

14.10	Patent Disputes	36

ARTICLE 15	MISCELLANEOUS	36

15.1	Governing Law	36

15.2	Compliance with Laws	36

15.3	Assignment of Rights and Obligations	36

	(a) General Rule	36

	(b) Assignment in Case of a Change of Control and to Affiliates	36

15.4	Further Actions	36

15.5	Force Majeure	36

15.6	Representation by Legal Counsel	37

15.7	Notices	37

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15.8	Entire Agreement	38

15.9	Amendment	38

15.10	Waiver	38

15.11	Severability	38

15.12	Relationship of the Parties	39

15.13	Interpretation	39

15.14	Third Party Beneficiaries	39

15.15	Counterparts	39

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LICENSE AND COLLABORATION AGREEMENT

THIS LICENSE AND COLLABORATION AGREEMENT (hereinafter “Agreement”) is effective as of May 7, 2014 (the “Effective Date”) by and between Piramal Imaging Ltd., incorporated under the Laws of England and Wales, having its principal place of business at 23, Science Park, Cambridge-CB4 0EY, United Kingdom (hereinafter “Piramal Imaging Ltd”), and its parent company, Piramal Imaging SA, incorporated under the laws of Switzerland, having its principal place of business at Route de l’Ecole, c/o Pascal Nguyen, 1753 Matran, Switzerland (hereinafter “Piramal Imaging SA”) (Piramal Imaging Ltd and Piramal Imaging SA hereinafter together referred to as “Piramal”), and AC Immune SA, incorporated under the laws of Switzerland, having its principal place of business at EPFL Innovation Park, Building B, 1015 Lausanne, Switzerland (hereinafter “AC Immune”) (each AC Immune and Piramal hereinafter referred to individually as a “Party” and jointly as the “Parties”).

WHEREAS, AC Immune is a leader in the discovery and development of novel therapeutics for the treatment and diagnosis of Alzheimer’s disease (“AD”) and has discovered using its Morphomer™ chemistry platform and is developing certain potential therapeutic and diagnostic compounds targeting proteins implicated in the pathology of AD, including Tau protein.

WHEREAS, AC Immune has identified a series of compounds that bind selectively to Tau protein; and one or more of such compounds may, if modified to include a radioactive isotope, be useful as a positron emission tomography (“PET”) imaging agent that would bind selectively to Tau protein and aid the detection and monitoring of AD and other neurodegenerative diseases.

WHEREAS, Piramal Imaging SA is an innovator in the discovery, development and commercialization of novel imaging agents for molecular imaging, including PET neuroimaging agents that bind selectively to a protein.

WHEREAS, Piramal Imaging SA is interested in collaborating with AC Immune to evaluate and develop certain of AC Immune’s Tau protein selective compounds as a PET imaging agent that binds selectively to Tau protein for detection and monitoring of Tau protein in patients with AD and other neurodegenerative diseases.

WHEREAS, if such development efforts are successful, Piramal Imaging Ltd, under license from Piramal Imaging SA, wishes to manufacture and commercialize a Tau protein selective PET imaging agent as a diagnostic commercial product, including for use in [*****] pharmaceutical or biotechnology companies’ clinical trials for potential therapeutic products directed to AD and other diseases where Tau protein has been implicated.

NOW THEREFORE, in consideration of the mutual covenants and agreements provided herein below and other consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms, when capitalized, whether used in the singular or plural, shall have the following meanings:

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1.1	“AC Immune Background IP” means all Patents and Know-How that is (a) Controlled by AC Immune as of the Effective Date, and (b) becomes Controlled by AC Immune on or after the Effective Date outside the scope of AC Immune’s activities under this Agreement; but in each case [*****]

1.2	“AC Immune Imaging Compounds” means those Compounds claimed in any AC Immune Tau Protein Imaging Patent, including in the Patent application(s) listed on Exhibit A.

1.3	“AC Immune Indemnitee” is defined in Section 13.2.

1.4	“AC Immune Tau Protein Imaging IP” means the AC Immune Tau Protein Imaging Patents and the AC Immune Tau Protein Imaging Know-How.

1.5	“AC Immune Tau Protein Imaging Know-How” means all Know-How that: (a) is Controlled by AC Immune on the Effective Date or thereafter during the Term; and (b) relates to Compounds, but [*****]

1.6	“AC Immune Tau Protein Imaging Patents” means: (a) the Patents listed on Exhibit A; (b) all Patents that claim priority to the Patents listed on Exhibit A; and (c) all Patents that are owned or Controlled by AC Immune at any time during the Term that relate to the manufacture, use, sale or importation of Compounds that exist as of the Effective Date in the Field, including composition of matter or methods of using Compounds and Compound Inventions created after the Effective Date, but [*****]

1.7	“AC Immune Therapeutic Agent” means any [*****] which are Controlled by AC Immune at or after the Effective Date, including any AC Immune Therapeutic Agents that are or will be the subject of a Third Party license, but [*****]

1.8	“Affiliate” means, with respect to a Party, any person, corporation, firm, joint venture or other entity which, directly or indirectly, through one or more intermediates, controls, is controlled by or is under common control with such Party. As used in this definition, “control” means the possession of the majority of ownership, or the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of the outstanding voting securities or by contract or otherwise.

1.9	“Annual Net Sales” means, with respect to a particular calendar year, [*****] during such calendar year.

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1.10	“Change of Control” means, with respect to a Party, (a) the sale of all or substantially all of such Party’s tangible and intangible assets or business relating to this Agreement; or (b) the merger, consolidation, sale of substantially all of such Party’s assets or similar transaction or series of transactions, as a result of which such Party’s shareholders before such transaction or series of transactions own less than fifty percent (50%) of the total number of voting securities of the surviving entity immediately after such transaction or series of transactions.

1.11	“Claim” is defined in Section 13.1.

1.12	“Clinical Trial” means any study in human subjects.

1.13	“Collaboration IP” means the Collaboration Patents and Collaboration Know-How.

1.14	“Collaboration Know-How” means any Know-How that is generated under a Research Plan or Development Plan during the Term, whether by one Party or jointly by both Parties, [*****]

1.15	“Collaboration Patents” means each Patent that claims any invention that is first conceived or reduced to practice, whether by one Party (“Solely Owned Collaboration Patents”) or jointly by both Parties (“Jointly Owned Collaboration Patents”), in the course of performing a Research Plan or Development Plan, but [*****]

1.16	“Commercialization” means activities directed to marketing, promoting, distributing or selling Product, including all activities directed to obtaining Pricing Approval in the Territory; and [*****]. “Commercialize” and “Commercializing” shall have their correlative meanings.

1.17	“Commercially Reasonable Efforts” means with respect to the efforts to be expended by [*****]

1.18	“Compound” [*****] and may be suitable for selection as a Lead Candidate as guided by the Selection Criteria as described in Appendix 1 of this Agreement.

1.19	“Compound Invention” is defined in Section 9.1(b).

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1.20	“Confidential Information” means any confidential information disclosed in any form whatsoever by one Party to the other Party, including, without limitation, the content of the transactions contemplated herein, all technology belonging to the disclosing Party and any improvements thereto, any information relating to a Party’s interests, business, finances, products, operations, sales, marketing, customers, suppliers and suppliers’ bills of materials, trade secrets, Know-How, data, processes, methods, techniques, formulas, test data, presentations, analyses, studies, patent applications (as long as undisclosed), financial data, product development, assays, strategic and market research information, other relevant marketing information, clinical data and any other information, whether developed in connection with this Agreement or not.

1.21	“Control” means with respect to any Know-How, Patent, material or other tangible or intangible intellectual property right, the possession by a Party of (whether by ownership or license, other than licenses granted pursuant to this Agreement) the ability to grant to the other Party access to, ownership of, or a license or sublicense under, such Know-How, Patent, material or other intellectual property, in each case as provided under this Agreement, without violating the terms of any agreement or other arrangement with any Third Party. [*****]

1.22	“Covers” means, with respect to a Patent and a Compound or Product, that the making, use, sale, offer for sale or importation of such Compound or Product would infringe a Valid Claim of such Patent in the country in which the activity occurred, but for the licenses granted in this Agreement.

1.23	“Declaratory Judgment” is defined in section 9.5.

1.24	“Development” means, with respect to a Product, any and all processes and activities conducted to obtain and maintain Regulatory Approval for the Product, including pre- and post-marketing approval clinical studies and activities relating to development or preparation of such Product for Commercialization. Development includes performance of IND Enabling Studies and Clinical Trials. “Develop” and “Developing” shall have their correlative meanings.

1.25	“Development Plan” means the written plan for the Development (from pre-clinical IND Enabling studies through Regulatory Approval) of a Lead Candidate and Product in the Territory, as such plan may be updated from time to time by the JSC. The initial Development Plan is attached to this Agreement as Exhibit B (“Initial Development Plan”).

1.26	“Enforcement Action” is defined in Section 9.9.

1.27	“Entity” means a partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust,

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incorporated association, joint venture or similar entity or organization, or other entity not specifically listed.

1.28	“EU” means all of the European Union member states as of the applicable time during the Term of this Agreement.

1.29	[*****]

1.30	“Field” means [*****].

1.31	“First-in-Man Clinical Trial” means a clinical study for the first administration of a Product to humans.

1.32	“Government Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.33	“IFRS” means the International Financial Reporting Standards.

1.34	“Indemnitee” is defined in Section 13.3.

1.35	“IND Enabling Study” means those studies required by a Regulatory Authority for submission of an investigational new drug application prior to initiating Clinical Trials.

1.36	“Initial Development Plan” means the Development Plan attached as Exhibit B.

1.37	“Joint Steering Committee” or “JSC” is defined in Section 2.2.

1.38	“Know-How” means any tangible and intangible information, data, results (including pharmacological, research and development data, reports and batch records), and materials, discoveries, improvements, inventions, compositions of matter, cell lines, assays, sequences, processes, methods, knowledge, protocols, formulas, utility, formulations, inventions (whether patentable or not), strategy, know-how and trade secrets, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, in each case that either Party has treated as confidential or proprietary information.

1.39	“Law” means the applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of any Governmental Authorities (including any Regulatory Authorities) that may be in effect from time to time in any country or jurisdiction of the Territory.

1.40	“Lead Candidate” means those Compounds that have been [*****]

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1.41	“Losses” is defined in Section 13.1.

1.42	“Major EU Market” means any of the following: [*****]

1.43	“Manufacture” means activities directed to producing, manufacturing, processing, filling, finishing, packaging, labeling, quality assurance testing and release, shipping and delivery of the Product, including process development in connection with such activities or scale up thereof (in each case, whether for purposes of Research, Development or Commercialization of the Product). “Manufacturing” shall have the correlative meaning.

1.44	“NDA” means a New Drug Application, as defined in 21 C.F.R. 314, and any other appropriate application or registration submitted to the appropriate Regulatory Authority in a particular country in the Territory to seek approval for sale of the Product in such country.

1.45	“Net Sales” of a Product in a particular period means [*****]

[*****]

[*****]

[*****]

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[*****]

[*****]

[*****]

[*****]

[*****]

1.46	“Patent” means (a) any patent, re-examination, reissue, renewal, extension, supplementary protection certificate and term restoration, any confirmation patent or registration patent or patent of addition based on any such patent, (b) any pending application for patents, including provisional, converted provisional, continuations, continuations-in-part, divisional and substitute applications, and inventors’ certificates, (c) all foreign counterparts of any of the foregoing, and (d) all applications claiming priority to any of the foregoing.

1.47	“Patent Filing Country” means those countries where one or more patent applications for [*****] which lists may be updated from time to time as agreed upon by the JSC.

1.48	“Person” means any individual, unincorporated organization or association, governmental authority or agency, or other Entity.

1.49	“PET Agent”, means [*****].

1.50	“Phase I Clinical Trial” means a study of a Product in human subjects with the endpoint of determining initial tolerance, safety or pharmacokinetic information.

1.51	“Phase II Clinical Trial” means a study of Product in human subjects to determine initial efficacy and to further evaluate its safety.

1.52	“Phase III Clinical Trial” means an adequate and well-controlled pivotal study in the Field in human patients of a Product designed to ascertain efficacy and safety of such

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Product for the purposes of enabling the preparation and submission of applications for Regulatory Approval to the competent Regulatory Authorities in a country of the Territory.

1.53	“Piramal Background IP” means all Know-How directly related to and essential for the Development and Manufacture of a PET Agent that is Controlled by Piramal as of the Effective Date or during the Term and [*****]

1.54	“Piramal Indemnitee” is defined in Section 13.1.

1.55	“Pricing Approval’’ shall mean such approval, agreement, determination or governmental decision establishing prices for the Products that can be charged to consumers and shall be reimbursed by Governmental Authorities or private health plans in regulatory jurisdictions where the Governmental Authorities or Regulatory Authorities approve or determine pricing of pharmaceutical products for reimbursement or otherwise.

1.56	“Product” means any product that is a PET Agent, that is or that contains a Compound and that: [*****]

1.57	“Prosecution and Maintenance” means, with respect to a Patent, the preparing, filing, prosecuting and maintenance of such Patent, as well as re-examinations, reissues, requests for Patent term extensions and the like with respect to such Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to the particular Patent; and “Prosecute and Maintain” shall have the correlative meaning.

1.58	“Publication Strategy” is defined in Section 10.5.

1.59	“Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approvals of NDAs, supplements and amendments, pre- and post-approvals, pricing and reimbursement approvals, and labeling approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the Development, Manufacture and Commercialization of Product in a regulatory jurisdiction in the Field, in the Territory.

1.60	“Regulatory Authority” means, in a particular country or jurisdiction in the Territory, any applicable Governmental Authority involved in granting approval (a) to initiate or conduct clinical testing in humans, (b) for issuing the authorizations, approvals, licenses, permits, consents, registrations and filings necessary for the commercialization of the Product in a country in the Territory including marketing authorizations and manufacturing licenses, and/or (c) to the extent required in such country or jurisdiction, for Pricing Approval for a Product in such country or jurisdiction.

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1.61	“Regulatory Materials” means regulatory applications, submissions, notifications, registrations, Regulatory Approvals or other submissions made to or with a Regulatory Authority that are necessary or reasonably desirable in order to Develop, Manufacture and Commercialize the Products in a particular country.

1.62	“Research” means the activities to be performed by one or both Parties pursuant to the Research Plan, [*****]. For the avoidance of doubt, Research is work performed outside of the IND Enabling Studies.

1.63	“Research Plan” means the written plan for the Research, which plan is attached hereto as Appendix 3 and incorporated herein by this reference.

1.64	“Reviewing Party” is defined in Section 10.5(a).

1.65	“Royalty Term” is defined in Section 8.5(c).

1.66	“Securities Laws” is defined in Section 10.2(b).

1.67	“Selection Criteria” means the set of criteria applied by the JSC to select a Compound as a Lead Candidate, which criteria is attached hereto as Appendix 1.

1.68	“Sublicense Revenue” means with respect to any Product, [*****]

1.69	“Territory” means worldwide.

1.70	“Third Party” means any Person other than Piramal, AC Immune or any Affiliate of either Party.

1.71	“Third Party Challenge” is defined in Section 9.9.

1.72	“US” means the United States of America and its possessions and territories.

1.73	“Valid Claim” means (a) a claim of an issued and unexpired Patent which has not been disclaimed, revoked, held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, and (b) a claim in a pending Patent application that has not been pending for more than [*****] years from the earliest date from which such application claims priority of or the benefit of the filing date of, and, in any case, which has not been canceled, withdrawn from consideration,

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finally determined to be unallowable by the applicable governmental authority or court for whatever reason (and from which no appeal is or can be taken), or abandoned.

ARTICLE 2

SCOPE OF COLLABORATION AND MANAGEMENT

2.1	Scope of Collaboration. AC Immune and Piramal are entering into this Agreement whereby in accordance with the terms and conditions of this Agreement: (a) the Parties shall, [*****], perform Research on one or more Compounds to determine and identify the Lead Candidates; (b) Piramal Imaging SA shall, [*****], Develop Lead Candidates into one or more Products; (c) Piramal Imaging Ltd. [*****], Manufacture and Commercialize the Product in the Field; and (d) at [*****], the Parties may share information [*****].

2.2	Joint Steering Committee.

(a)	Purpose; Formation. Within [*****] days after the Effective Date, the Parties will establish a committee (the “Joint Steering Committee” or “JSC”) that shall, in accordance with this Section 2.2, monitor and coordinate communication regarding the Parties’ performance under this Agreement. The JSC shall have only the powers assigned expressly to it in this Section 2.2 and elsewhere in this Agreement.

(b)	Composition. Each Party shall initially appoint [*****] representatives to the JSC, each of whom will have sufficient seniority within the applicable Party to make decisions arising within the scope of the JSC’s responsibilities. The JSC may change its size from time to time by mutual consent of its members, provided that the JSC shall at all times consist of an equal number of representatives of each Party. Each Party may replace its JSC representatives at any time upon written notice to the other Party; provided, however, that replacement of any JSC representative with an individual with lower seniority (as determined by such individual’s role within a Party’s organization and not by his/her title) shall require approval of the other Party which approval shall not be unreasonably withheld. The JSC may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent with this Agreement) to participate in the discussions and meetings of the JSC, provided that such participants shall have no voting authority at the JSC. The JSC shall have a chairperson, who shall serve for a term of one year, and who shall be selected alternately, on an annual basis, by either Party. The initial chairperson shall be designated by Piramal. The role of the chairperson shall be to convene and preside at meetings of the JSC, to prepare and circulate agendas and to ensure the preparation of minutes, but the chairperson shall have no additional powers or rights beyond those held by the other JSC representatives.

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(c)	Responsibilities. In addition to its overall responsibility for monitoring and providing a forum to discuss and coordinate the Parties’ activities under this Agreement, the JSC shall in particular:

(i)	oversee and manage the technology transfer between the Parties as described in this Agreement of Compounds, data and Know-How necessary for or resulting from Research and Development activities;

(ii)	propose and consider, and recommend to each Party any modifications to the Research Plan;

(iii)	coordinate activities under the Research Plan, and review and discuss results;

(iv)	review data and other results and discuss the status of activities undertaken for the Development [*****]

(v)	review the Development Plan on an annual basis or as more frequently as agreed on by the JSC (but in no event more frequently than biannually) and recommend and agree on any updates thereto;

(vi)	[*****]

(vii)	review and discuss the status and strategy on the Commercialization of the Product;

(viii)	review and discuss payments due under Article 8;

(ix)	review and discuss any intellectual property related matters, including [*****]

(x)	propose and consider, and recommend to each Party, amendments to the terms of this Agreement.

Notwithstanding the foregoing, the JSC shall have no authority to amend or supplement this Agreement or any exhibit hereto, including the Research Plan or any Development Plan, nor to waive any right that either Party may have under this Agreement. Any amendments or additions to this Agreement or any exhibit hereto, including amending the Research Plan or amending or adopting any Development Plan, shall only be effective if mutually agreed in writing by at least one authorized representative of each Party in accordance with Section 15.9.

(d)

Meetings. Unless the Parties mutually agree in writing to a different frequency, the JSC shall hold at least [*****] per year (at least [*****] of which shall be held in person) on such dates at such times each year as it elects. The meetings

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of the JSC shall alternate between Berlin, Germany and Lausanne, Switzerland. Meetings of the JSC shall be effective only if at least two (2) representatives of each Party are present or participating. Each Party shall bear the expense of its respective members’ participation in JSC meetings. The chairperson of the JSC shall be responsible for preparing and issuing minutes of each such meeting within [*****] days thereafter. Such minutes shall not be finalized until each Party reviews and confirms the accuracy of such minutes in writing; provided that any minutes shall be deemed approved unless a member of the JSC objects to the accuracy of such minutes within [*****] days after the circulation of the minutes by the chairperson.

(e)	Decision Making. The JSC shall act by consensus. The representatives from each Party will have, collectively, one (1) vote on behalf of that Party. If the JSC cannot reach consensus on an issue that comes before the JSC and over which the JSC has oversight, then such matter shall be resolved in accordance with Section 2.3.

2.3	Resolution of Committee Disputes.

(a)	Within the JSC. All decisions within the JSC shall be made by consensus. If the JSC is unable to reach consensus on any issue, either Party may elect to submit such issue to the Parties’ executive officers in accordance with Section 2.3(b).

(b)	Referral to Executive Officers. If a Party elects to refer a matter to the executive officers, the JSC shall submit in writing the respective positions of the Parties to their respective executive officers. Such executive officers shall use good faith efforts to resolve promptly such matter, which good faith efforts shall include at least one teleconference between such executive officers within [*****] business days after the JSC’s submission of such matter to them. If the executive officers are unable to reach consensus on any such matter within [*****] days after the referral of such matter to the executive officers, then Piramal shall have final decision making authority with respect to [*****]

ARTICLE 3

LICENSES

3.1	License Grant to Piramal Imaging SA.

(a)	Exclusive License Under AC Immune Tau Protein Imaging IP and Collaboration IP. Subject to the terms and conditions of this Agreement, AC Immune hereby grants to Piramal Imaging SA an exclusive license, with the right to grant sublicenses in accordance with Section 3.3, under the AC Immune Tau Protein Imaging IP and AC Immune’s interests in Collaboration IP to Research, use, Develop, have Developed, Manufacture, have Manufactured, Commercialize and have Commercialized Products in the Field in the Territory.

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(b)	Non-Exclusive License Under AC Immune Background IP. Subject to the terms and conditions of this Agreement, AC Immune hereby grants Piramal Imaging SA a royalty-free, fully paid-up, worldwide non-exclusive license, with the right to grant sublicenses in accordance with Section 3.3, under the AC Immune Background IP in the Field in the Territory solely to the extent necessary for Piramal to perform its obligations and exercise its rights under this Agreement, including to Research, Develop, Manufacture and Commercialize Products in the Field in the Territory.

3.2	Grant to AC Immune. Subject to the terms and conditions of this Agreement, Piramal Imaging SA hereby grants AC Immune a royalty-free, non-exclusive license, without any right to grant sublicenses, under the Piramal Background IP solely to the extent necessary for AC Immune to perform its obligations under the Research Plan and, if applicable, any Development Plan.

3.3	Sublicenses. Piramal Imaging SA may grant sublicenses under the rights granted to it in Section 3.1; provided, however, that (a) each such sublicense is consistent with the terms and conditions of this Agreement, including without limitation provisions that provide for intellectual property ownership, records and audit rights, indemnification and confidentiality consistent with this Agreement, (b) Piramal shall notify AC Immune of any such sublicense agreement within [*****] days after it becomes effective, and (c) Piramal shall remain liable for any breach of any provisions of this Agreement caused by such sublicensee.

3.4	No Implied Rights. Except as specifically set forth in this Agreement, neither Party shall acquire any license, intellectual property interest or other rights, by implication or otherwise, in any Know-How disclosed to it under this Agreement or under any Patents Controlled by the other Party or its Affiliates.

3.5	Other Development. During the Term of the Agreement, Piramal shall not develop and commercialize in the Territory in the Field any Tau protein selective or Tau protein targeting PET Agents other than Products. During the Term of the Agreement, AC Immune shall not license to or collaborate with any Third Party in the discovery, development and commercialization of any Tau protein selective or Tau protein targeting PET Agents. Notwithstanding the foregoing provision of this Section 3.5, in the event of a Change of Control of a Party or a Business Acquisition, the provisions of this Section 3.5 shall not apply to any active research or development program that a portion of the surviving entity or Affiliate that was not such Party (prior to the Change of Control or Business Acquisition) had ongoing as of immediately prior to the date of such Change of Control or Business Acquisition. For clarity, if as a result of any such Change of Control, a Party exists as a wholly owned subsidiary of a parent, then the provisions of this Section 3.5 shall continue to apply to such Party as the surviving entity, but not to such parent. As used herein, “Business Acquisition” means the acquisition of all or substantially all of a Third Party’s business or assets by either AC Immune or Piramal or an Affiliate of either Party.

3.6	Reservation of Rights. AC Immune hereby reserves the right to use [*****]

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[*****], and Piramal hereby reserves the right to enter collaborations with Third Parties for the use of the Product(s) in [*****]

ARTICLE 4

RESEARCH AND DEVELOPMENT

4.1	Overview. AC Immune shall identify all of its molecules that are Compounds and provide such information to Piramal. Each Party agrees to use Commercially Reasonable Efforts to conduct the activities assigned to such Party in Research Plan and the Development Plan. Each Party shall conduct its Research and Development activities under this Agreement in good scientific and clinical manner and in compliance in all material respects with all applicable Laws.

4.2	Research Plan. The Parties will collaborate together on Research to evaluate the Compounds in accordance with the Research Plan and under the guidance of the JSC. For clarity, the initial Research Plan shall include continued evaluation by both Parties of Compounds as potential candidates for selection as Lead Candidates based on the Selection Criteria. The initial Research Plan shall include without limitation the evaluation of Compounds based on the assays and studies outlined in Appendix 3. Each party shall assume the cost for executing its obligations under the Research Plan. In the event there are studies regarding a Product that either Party is interested in performing but to which the other Party is not interested, such interested Party shall have the right, at its own cost and expense, to conduct such study so long as the study does not predictably result in any detriment to the Research, Development or Commercialization of the Product.

4.3	Development Plan. The Parties will cooperate in good faith in designing the Development Plan, which will provide for the advancement of at least one Lead Candidate. Piramal shall be responsible for all costs associated with the performance of the Development Plan. The Parties agree that the Development Plan shall not materially increase AC Immune’s obligations, cause AC Immune to incur additional costs, or conflict with any other provision of this Agreement without AC Immune’s written consent. The Development Plan shall be reviewed and updated in accordance with Section 2.2(c)(v).

4.4	Other Discovery. If all Compounds within the AC Immune Tau Protein Imaging Patents fail in the Research and Development efforts, the Parties will discuss and agree on a Compound discovery program, the terms of which shall be mutually agreed upon by the Parties.

4.5	[*****]. The Parties may collaborate on the use of the Product in the development and commercialization of AC Immune Therapeutic Agents. Upon AC Immune’s request and agreement of the JSC, Piramal shall provide to AC Immune (a) imaging related technical expertise and input into the Clinical Trials of the AC Immune Therapeutic Agents, and (b) assistance in the interpretation of the resultant image-related data.

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4.6	Information and Records.

(a)	Each Party shall maintain complete, current and accurate records of all work conducted by it under the Research Plan and any Development Plan, including all data and other Know-How resulting from such work. Such records shall fully and properly reflect all work done and results achieved in the performance of the Research Plan and Development Plan in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall have the right to review such records maintained by the other Party at reasonable times, upon written request. Each Party shall provide written reports to the JSC on its Research, Development and regulatory activities with the Product pursuant to the applicable Research Plan and Development Plan on an annual basis at the end of each calendar year, at a level of detail reasonably sufficient to enable the other Party to determine the reporting Party’s compliance with its Commercially Reasonable Efforts obligations under Section 4.1.

(b)	[*****]

(c)	[*****]

ARTICLE 5

REGULATORY

5.1	Product. Piramal shall have the sole right, [*****] to conduct and manage all regulatory activities to support the Development, Manufacture and Commercialization of the Product(s) in the Territory, including obtaining Regulatory Approvals of the Product(s) in the name of Piramal or its Affiliates or designees. AC Immune shall provide support as reasonably requested by Piramal in regulatory activities and meetings with Regulatory

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Authorities and shall provide technical expertise and support to Piramal as reasonably requested by Piramal on all aspects of the Regulatory Approval processes. For clarity, Piramal shall take the lead in all regulatory activities and shall have final decision making authority on such activities. Piramal shall own all Regulatory Materials.

5.2	Rights of Reference to Regulatory Materials. Piramal hereby grants to AC Immune a right of reference to all Regulatory Materials filed by Piramal for Product, and AC Immune hereby grants to Piramal a right of reference to all materials filed by AC Immune with Regulatory Authorities for AC Immune Therapeutic Agent. Such rights of reference are granted by each Party solely for the purpose of the other Party obtaining approval on its respective product.

ARTICLE 6

MANUFACTURING; SUPPLY

6.1	Manufacture. Piramal shall be responsible and shall exert Commercially Reasonable Efforts, [*****], to develop and establish Manufacturing processes to support the Development and Commercialization of the Product(s) in the Field in the Territory. AC Immune shall provide technical expertise and assistance to Piramal in support of Piramal’s development and establishment of Manufacturing processes. Piramal may, in its sole discretion, subcontract the Manufacture of Products to Third Parties.

6.2	[*****].

6.3	Supply of [*****] Doses. Piramal shall manufacture and supply doses of [*****]

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ARTICLE 7

COMMERCIALIZATION

7.1	Product. Piramal Imaging Ltd shall be responsible and undertake Commercially Reasonable Efforts, [*****] to Commercialize the Product in the Field in the Territory. Piramal shall, to the extent permitted under its agreements with Third Parties, provide the JSC with information concerning its Commercialization activities and the status with respect to the Product(s). Activities by Piramal’s Affiliates and sublicensees will be considered as Piramal’s activities under this Agreement for purposes of determining whether Piramal has complied with its obligations under this Section 7.1.

7.2	Pricing. Piramal Imaging Ltd shall be solely responsible for determining the pricing of each Product in the Field in the Territory, including Pricing Approval.

ARTICLE 8

CONSIDERATION AND PAYMENTS

8.1	Upfront Payment. In consideration of the rights granted hereunder, Piramal Imaging SA shall pay AC Immune an upfront payment of [*****], which payment is due on the Effective Date and is payable by Piramal Imaging SA no later than [*****] days after the Effective Date, and which amount shall be non-creditable against any other amounts owed by Piramal Imaging SA under this Agreement.

8.2	Development Milestone Payments.

(a)	With respect to Products, Piramal Imaging SA shall pay AC Immune a milestone payment upon first achievement by Piramal, its Affiliate or a sublicensee of the applicable development milestone event for each Product as set forth in the table below, such payments to be in the listed amounts for the applicable development milestone event.

Development Milestone Event	Milestone Payment
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

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(b)	[*****]

(c)	[*****]

8.3	Sales Milestones. Piramal Imaging SA shall pay AC Immune a milestone payment upon first achievement of the applicable sales milestone event set forth in the table below, such payments to be in the listed amounts for the applicable sales milestone event.

Sales Milestone Event	Milestone Payment
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

8.4	Sublicensing Revenue. Piramal Imaging SA shall pay AC Immune a percentage of Sublicense Revenue. Subject to Section 8.6, [*****]

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[*****]	Percentage of Sublicense Revenue
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

8.5	Royalties.

(a)	Subject to this Section 8.5 and Section 8.6, Piramal shall during the Royalty Term pay to AC Immune the royalties below in respect of Annual Net Sales of the Product in the Field in the Territory:

Annual Net Sales	Royalty Rate
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

(a)	Royalty Step-Down. If the sale of any Product is not Covered by a Valid Claim of (i) an AC Immune Tau Protein Imaging Patent or (ii) a Collaboration Patent, in each case in the country in which such sale occurred, then the royalties due under Section 8.5(a) shall be reduced as follows: [*****]

(b)	Royalty Term. Piramal Imaging SA’s royalty payment obligations under this Section 8.5 shall expire, on a Product-by-Product and country-by-country basis, on the later of: [*****] (such period, the “Royalty Term”). [*****]

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[*****]

8.6	Reduction for Third Party Licenses. lf Piramal Imaging SA, its Affiliates or sublicensees owes to one or more Third Parties, under license agreements granting Piramal Imaging SA (or its Affiliate or sublicensee) license rights covering intellectual property rights that are needed lawfully to make, use, sell or import Products, then Piramal Imaging SA may [*****]; provided, however, [*****]

8.7	Reports and Payments.

(a)	Milestones. Piramal Imaging SA shall promptly notify AC Immune of the achievement of any milestone event for the Product in the Field achieved in accordance with Sections 8.2 and 8.3. All milestone payments shall be due within [*****] days after achievement of the applicable milestone event and are non-refundable, and non-creditable against any other payments due hereunder; provided that, if the Development of a Product is abandoned, [*****] and provided further that [*****].

(b)	Sublicense Revenue. Any fees owed under Section 8.4 shall be paid, with respect to particular Sublicense Revenue received by Piramal Imaging SA, within [*****] days after Piramal Imaging SA’s receipt of the applicable Sublicense Revenue.

(c)	Royalties. [*****] Piramal shall deliver to AC Immune a report setting forth for such quarter the following information: [*****] No such reports shall be due for any Product before the first commercial sale of the Product in the Territory. The total royalty due for the sale of the Product during such quarter shall be remitted no later than [*****] days after the end of each such quarter.

8.8	Payment Method. Payments hereunder shall be paid by wire transfer, or electronic funds transfer (EFT) in immediately available funds to a bank account designated by AC Immune at least [*****] days in advance of such payment. Regardless of the amounts of any royalties or other payments due under this Agreement or any other agreement between the Parties or their Affiliates, all amounts payable under this Agreement shall be paid in full.

8.9	Blocked Currency. If at any time legal restrictions in any country in the Territory prevent the prompt remittance of any payments with respect to sales in that country, Piramal shall

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have the right and option upon written notice to AC Immune to make such payments be depositing the amount thereof in local currency to AC Immune’s account (or such other designed nominee by AC Immune) in a bank or depository in such county.

8.10	Currency. All amounts payable and calculations hereunder shall be in Euros. Conversion of sales recorded in local currencies to Euros will be performed in a manner consistent with a Party’s normal practices used to prepare its financial statements and consistent with IFRS, provided that such practices use a widely accepted source of published exchange rates.

8.11	Taxes and Withholding. All payments due from Piramal to AC Immune under this Agreement will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable Laws to be assessed against AC Immune. If Piramal is so required to deduct or withhold, Piramal will promptly notify AC Immune of such requirement, (b) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against AC Immune, (c) promptly forward to AC Immune an official receipt (or certified copy) or other documentation reasonably acceptable to AC Immune evidencing such payment to such authorities, and (d) otherwise reasonably cooperate with AC Immune in connection with AC Immune’s attempts to obtain favorable tax treatment and credit therefor (where appropriate) in accordance with applicable Laws.

8.12	Maintenance of Records. Piramal shall keep accurate books and accounts of record in connection with the sale of Product and the calculation of payments to be made under this Agreement in sufficient detail to permit accurate determination of all figures necessary for verification of royalties and other payments to be paid from Piramal to AC Immune under this Agreement. Piramal shall maintain such records for a period of at least [*****] years after the end of the calendar year in which they were generated

8.13	Audits. AC Immune shall have the right, at its own expense and no more than once per year, to have an independent, certified public accountant, selected by AC Immune and reasonably acceptable to Piramal, review all records maintained in accordance with Section 8.11 upon reasonable notice and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments required and made under this Agreement within the prior [*****] month period. No calendar quarter may be audited more than one time. Piramal shall receive a copy of each audit report promptly from AC Immune. Should the inspection lead to the discovery of a discrepancy to AC Immune’s detriment, Piramal shall pay the amount of the discrepancy in AC Immune’s favor plus interest accrued, compounded semiannually from the day the relevant payment(s) were due, within [*****] days after being notified thereof. AC Immune shall pay the full cost of the inspection unless the discrepancy is greater than [*****], in which case Piramal shall pay to AC Immune the actual cost charged by such accountant for such inspection. If such audit shows a discrepancy in Piramal’s favor, then Piramal may credit the amount of such discrepancy against subsequent amounts owed to AC Immune, or if no further amounts are owed under this Agreement, then AC Immune shall pay Piramal the amount of the discrepancy without interest within [*****] days after being notified thereof.

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ARTICLE 9

INTELLECTUAL PROPERTY

9.1	Ownership.

(a)	Background IP. As between the Parties, (i) AC Immune shall solely own the AC Immune Background IP, and (ii) Piramal Imaging SA shall solely own the Piramal Background IP.

(b)	Inventions.

(i)	Any invention that comprises the [*****]

(ii)	The ownership of any [*****]

(iii)	Inventorship shall be determined in accordance [*****]

9.2	Disclosure. Each Party shall promptly disclose to the other Party all inventions and Know-How, including all invention disclosures or other similar documents submitted to such Party by its, or its Affiliates’ employees, agents or independent contractors describing the inventions and Know-How created under Section 9.1(b).

9.3	Prosecution and Maintenance of AC Immune Tau Protein Imaging IP and Jointly Owned Collaboration IP.

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(a)	AC Immune and Piramal Imaging SA shall select a mutually agreeable outside counsel (“Outside Patent Counsel’’) to be responsible for the [*****]

(b)	With respect to Patents within the AC Immune Tau Protein Imaging IP and Jointly Owned Collaboration IP, the Parties shall cooperate and assist each in the Prosecution and Maintenance of such Patents, including [*****]

(c)	As soon as one of the Parties determines that it wishes to file a patent application covering any such invention within the AC Immune Tau Protein Imaging IP or Jointly Owned Collaboration IP, it shall promptly inform the other Party thereof. With respect thereto, the Parties shall promptly engage the Outside Patent Counsel to draft a patent application for such invention and to make a preliminary determination of inventors and scope of claims.

(d)	The Outside Patent Counsel shall be instructed to (i) keep the Parties informed as to the filing, and Prosecution and Maintenance (including those involving the question of the scope of, the issuance of, the rejection of, an interference involving, or an opposition to any such patent application or resulting Patent) of, such Patents, such that each Party has sufficient time to review and comment upon any documents intended for submission to any patent office; (ii) furnish to each Party a copy of the patent application and copies of documents relevant to such Prosecution and Maintenance, including copies of correspondence with any patent office, foreign associates, and outside counsel; (iii) reasonably consider and incorporate comments of the Parties on documents filed with any patent office; and (iv) advise and consult with each Party promptly after receiving any substantial action or development in the prosecution of any such patent application. In addition, the Outside Patent Counsel shall provide the Parties with a report, no less frequently than once per calendar quarter (or as otherwise mutually agreed by the Parties), listing all Patents within AC Immune Tau Protein Imaging IP Rights and Jointly Owned Collaboration IP, identifying them by country and patent or application number, and briefly describing the status thereof.

(e)	Unless otherwise mutually agreed by the Parties, both during and after the Term of this Agreement, all costs of prosecuting and maintaining AC Immune Tau Protein Imaging IP and Jointly Owned Collaboration IP shall be borne [*****]

9.4	Abandonment of Prosecution and Maintenance. With respect to Patents within the AC Immune Tau Protein Imaging IP and Jointly Owned Collaboration IP, if a Party (the

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“Electing Party”) elects not to Prosecute and Maintain such Patents (whether worldwide or with respect to any particular country), or elects not to file such patents in certain Patent Filing Countries, including electing not to file a patent application with respect thereto or to allow any such Patents to lapse or become abandoned or unenforceable, then the Electing Party shall promptly notify the other Party (the “Non-Electing Party”) in writing (which such notice shall be at least [*****] days prior to the lapse or abandonment of any such Patent). Thereafter, the Non-Electing Party may, but is not required to, undertake, at its sole expense and in its sole discretion, the Prosecution and Maintenance of such Patents.

9.5	Prosecution and Maintenance of Solely Owned Collaboration Patents. Each Party shall have the right, but not the obligation, at its sole expense to Prosecute and Maintain such Party’s Solely Owned Collaboration Patent. The Parties shall consult and cooperate in the Prosecution and Maintenance of Solely Owned Collaboration Patents.

9.6	Defense of Third Party Infringement Claims. If the Product becomes the subject of a Third Party’s claim or assertion of infringement of a Patent relating to Development, Manufacture or Commercialization of the Product in the Field in the Territory (each, an “Infringement Claim”), the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion and the appropriate course of action. Unless the Parties otherwise agree in writing, Piramal Imaging SA shall have the right to defend any Infringement Claim using Commercially Reasonable Efforts, and AC Immune shall reasonably assist Piramal Imaging SA and cooperate in any such litigation at Piramal Imaging SA’s request and expense. Piramal Imaging SA shall keep AC Immune reasonably informed with respect to the progress of any such litigation. Piramal Imaging SA shall not enter into any settlement of any claim described in this Section 9.6 that adversely affects AC Immune’s rights and interests without AC Immune’s written consent, which consent shall not be unreasonably conditioned, withheld or delayed.

9.7

Enforcement; Patent Challenge. Subject to the provisions of this Section 9.7, in the event that a Party reasonably believes that any AC Immune Tau Protein Imaging Patent or Collaboration Patent is being infringed by a Third Party in the Field or is subject to a declaratory judgment action arising from such infringement (“Declaratory Judgment”) or becomes aware of any actual or threatened challenge by a Third Party with respect to the scope, validity or enforceability of any such Patent in the Territory (“Third Party Challenge”), such Party shall promptly notify the other Party. In such event, Piramal shall have the sole right (but not the obligation) to enforce such Patents with respect to such infringement, to defend any such Declaratory Judgment or Third Party Challenge (an “Enforcement Action”), at Piramal Imaging SA’s expense and using Commercially Reasonable Efforts. AC Immune shall have the right to join any such Enforcement Action at its own expense. If Piramal Imaging SA does not bring an Enforcement Action within [*****] days after notification after the Declaratory Judgment or Third Party Challenge, then AC Immune shall have the right to initiate an Enforcement Action against the Third Party. In such event, [*****] shall bear all costs and expenses with respect to any such Enforcement Action. With respect to AC Immune Tau Protein Imaging Patent or Jointly Owned Collaboration Patents filed by a Party in a country that is not a Patent Filing

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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Country, such Party shall have the sole right (but not the obligation) to enforce and defend such Patents.

9.8	Recoveries. Any recovery received as a result of any Enforcement Action pursuant to Section 9.7 shall be used [*****]

ARTICLE 10

CONFIDENTIALITY

10.1	Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed by the Parties in writing, during the Term and for [*****] years thereafter, the Parties agree that the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Confidential Information furnished to it by the other Party pursuant to this Agreement. For clarity, Confidential Information of a Party shall include all information and materials disclosed by such Party or its designee that (a) if disclosed in writing or other tangible form, is marked as “Confidential,” “Proprietary” or with similar designation at the time of disclosure, (b) if disclosed verbally or in other intangible form, is indicated upon first disclosure as being confidential or (c) by its nature can reasonably be expected to be considered Confidential Information by the recipient. Notwithstanding the foregoing, Confidential Information shall not be deemed to include information or materials to the extent that it can be established by written documentation by the receiving Party that such information or material:

(a)	was already known to or possessed by the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation established), at the time of disclosure;

(b)	was generally available to the public or otherwise part of the public domain at the time of its first disclosure to the receiving Party;

(c)	became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)	was independently developed by the receiving Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e)	was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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10.2	Authorized Use and Disclosure. Each Party may use and disclose Confidential Information of the other Party as follows:

(a)	under appropriate confidentiality provisions substantially equivalent to those in this Agreement, in connection with the performance of its obligations or exercise of rights granted to such Party in this Agreement; and

(b)	to the extent such disclosure is reasonably necessary in Prosecuting and Maintaining Patents, copyrights and trademarks (including applications therefor) in accordance with this Agreement, prosecuting or defending litigation, complying with applicable governmental regulations, filing for, conducting Development hereunder, obtaining and maintaining Regulatory Approvals, or otherwise required by Law, the rules of a recognized stock exchange or automated quotation system applicable to such Party; provided, however, that if a Party is required by Law, the rules of a recognized stock exchange or automated quotation system (collectively, “Securities Laws”) applicable to such Party to make any such disclosure of the other Party’s Confidential Information it will, except where prohibited by Law or impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of Patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed.

10.3	Injunctive Relief. Given the nature of the Confidential Information and the competitive damage that would result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 10. In addition to all other remedies, a disclosing Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 10. Receiving Party waives its right to post any bond for the injunctive relief in a court of law.

10.4	Terms of Agreement. The Parties shall treat the existence and material terms of this Agreement as confidential and shall not disclose such information to Third Parties without the prior written consent of the other Parties or except as provided in Section 10.2 or as provided below.

10.5	Publications. The Parties recognize that independent investigators, hospitals and universities may be entrusted with the conduct of Clinical Trials of the Product. Such independent investigators, hospitals and universities are understood to operate in an academic environment and shall be allowed to release information regarding such Clinical Trials of the Product in a manner consistent with academic standards; however, such Third Parties must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. All such publications and presentations shall be made in a manner and have content consistent with the publication strategy developed by the JSC (the “Publication Strategy”). The following shall apply with respect to any publications and presentations:

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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(a)	either Party, its employees or consultants wishing to make a scientific or medical publication that contains Confidential Information of the other Party (the “Reviewing Party”) shall, to the extent practicable, deliver to the Reviewing Party a copy of the proposed written publication or an outline of an oral disclosure at least [*****] days prior to submission for publication or presentation;

(b)	the Reviewing Party shall have the right to require a delay up to [*****] days in publication or presentation in order to enable Patent applications protecting each Party’s rights in such Confidential Information to be filed;

(c)	each Party shall have the right to prohibit disclosure of any of its Confidential Information in any such proposed publication or presentation;

(d)	each Party will consider in good faith any reasonable comments provided by the other Party with respect to such publications or presentations;

(e)	each Party will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publications; and

(f)	Piramal shall have the right to prohibit any such publication or presentation by AC Immune in the event it is inconsistent with the Publication Strategy or Piramal’s commercial strategy with respect to the Product.

Notwithstanding the foregoing, except with respect to including Compound structures in any patent filings, AC Immune shall not publish, present or otherwise disclose Compound structures until the earlier of (i) publication by the patent office of the Patent on such Compound structure, (ii) [*****] months after the Effective Date, or (iii) upon mutual consent of both parties.

10.6	Publicity.

(a)	Press Releases. Except as otherwise mutually agreed by the Parties or as required by applicable Law or the rules of any stock exchange, no Party shall issue or cause the publication of any other press release or public announcement with respect to the transactions contemplated by this Agreement without the express prior approval of the other Party, which approval shall not be unreasonably withheld or delayed; provided, however, that each Party may make any public statement in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, or issue press releases, so long as any such public statement or press release is not inconsistent with prior public disclosures or public statements approved by the Parties pursuant to this Section 10.6 and which do not reveal non-public information about the other Party.

(b)	Required Disclosures. With respect to complying with the disclosure requirements of Securities Laws applicable to a Party, the Parties shall consult with each other concerning which terms of this Agreement shall be requested to be redacted in any public disclosure of the Agreement by the agency, and each Party

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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shall seek confidential treatment by the agency in public disclosure of the Agreement by the agency for all sensitive commercial, financial and technical information, including any dollar amounts set forth herein.

ARTICLE 11

TERM AND TERMINATION

11.1	Term. This Agreement is effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this Article 11, shall continue in full force and effect until the date of expiration of the last to expire Royalty Term.

11.2	Termination.

(a)	Breach. Either Party may terminate the Agreement, in its entirety or on a country by country basis, at any time upon an uncured material default of the other Party in the fulfillment of its obligations under or in connection with this Agreement by giving written notice to the other Party specifying the nature of the default not less than [*****] days prior to the date the non-defaulting Party intends to terminate the Agreement. If such default has been cured by such defaulting Party within such [*****] day period, no such termination shall occur. If such default has not been cured by the defaulting Party within such [*****] day period, then the non-defaulting Party shall be entitled to terminate this Agreement with immediate effect upon delivery to the defaulting Party of a written notice terminating the Agreement; provided, however, that if the Party accused of defaulting notifies the accusing Party in writing (i) within such [*****] day cure period, that the accused Party disputes that it is in default, or (ii) within [*****] days after delivery of a termination notice for failure to cure a default, that the accused Party contends it cured such default, then in either such case no such termination shall become effective until (A) a final, binding determination pursuant to Article 14 (Binding Arbitration) that the accused Party was in default and failed to cure such default during the [*****] day cure period, and (B) the accusing Party’s delivery to the accused Party, after such determination, of a written notice terminating the Agreement.

(b)	Insolvency. Either Party may terminate the Agreement if the other Party becomes insolvent, makes a voluntary or involuntary general assignment of its assets for the benefit of creditors, a petition in bankruptcy is filed by or against the other Party and is not dismissed in [*****] days, or a receiver or trustee is appointed for all or any part of the other Party’s property.

(c)	Termination by Piramal Without Cause. Piramal shall have the right to terminate this Agreement without cause at any time after the first [*****] months from the Effective Date of this Agreement upon [*****] months prior written notice.

11.3	Consequences of Termination.

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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(a)	Effect of Termination by Piramal Without Cause. Upon termination by Piramal without cause pursuant to Section 11.2(c), the rights and licenses granted by AC Immune to Piramal shall terminate in their entirety on the effective date of termination. All rights granted to Piramal shall automatically revert back to AC Immune. In order for AC Immune to decide whether or not to continue Development and Commercialization of Product(s), Piramal will provide the necessary documentation (i.e., clinical trial protocols, clinical trial reports and any filings with Regulatory Authorities) concerning the results obtained by Piramal in Piramal’s Development efforts. If AC Immune elects to continue Development and Commercialization of the Product, Piramal shall transfer all Regulatory Approvals and Regulatory Materials, all clinical study reports and protocols, Manufacturing processes and all other relevant Product data necessary for AC Immune to continue Development and Commercialization of Product(s). Piramal shall grant to AC Immune (i) a non-exclusive license under Piramal Background IP solely to the extent required and necessary for AC Immune to continue the Development and Commercialization of the Product as the Product existed at the time of termination of this Agreement, and (ii) an exclusive license under the Collaboration IP Controlled by Piramal (with right to sublicense) in order to allow such Development and Commercialization of the Product, with such license royalty bearing at the following royalty rates: [*****] The Parties shall negotiate the definitive license in good faith, taking into the account the stage of Development or Commercialization of Product at the time of Piramal’s termination. Furthermore, Piramal shall not assert any rights and claims against AC Immune, its licensees and customers to the extent the Product is developed and/or commercialized by them.

(b)	Effect of Termination by AC Immune for Breach by Piramal. Upon termination by AC Immune for uncured breach by Piramal the effects are the same as set forth in Section 11.3(a) hereinabove, and AC Immune shall be entitled to seek remedies and to claim damages.

(c)	Effect of Termination by Piramal for Breach by AC Immune. Upon termination by Piramal for uncured breach by AC Immune or insolvency of AC Immune, upon written notice from Piramal to AC Immune: (i) the licenses granted by AC Immune to Piramal in Section 3.1, and (ii) the payment obligations, reporting and audit rights in Article 8, in each case shall continue in full force and effect in accordance with the terms therein, with Piramal agreeing to use Commercially Reasonable Efforts to itself or through its Affiliates or sublicensees Commercialize the Product in the Field in the Territory, and Piramal shall be entitled to seek remedies and to claim damages with respect to AC Immune’s uncured breach.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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(d)	Accrued Obligations. Expiration or termination of this Agreement for any reason shall not release any Party of any obligation or liability which, at the time of such expiration or termination, has already accrued or which is attributable to a period prior to such expiration or termination.

(e)	Ancillary Agreements. Unless otherwise agreed in writing by the Parties, the termination of this Agreement shall cause the automatic termination of all ancillary agreements referenced in Sections 6.2 [*****] and 6.3 (Supply of [*****]).

(f)	Non-Exclusive Remedy. Notwithstanding anything herein to the contrary, termination of this Agreement by a Party shall be without prejudice to other remedies such Party may have at law or equity.

(g)	Survival. The following provisions shall survive expiration or termination of this Agreement and continue to be enforceable: Article 10 (Confidentiality), Article 13 (Indemnification, Insurance and Liability). Article 14 (Dispute Resolution), and Article 15 (Miscellaneous); and Sections 8.5(c) (Royalty Term) to the extent applicable, 9.1 (Ownership), 9.4 (Abandonment of Prosecution and Maintenance) solely with respect to the Jointly Owned Collaboration IP, and 11.3 (Consequences of Termination).

ARTICLE 12

REPRESENTATIONS AND WARRANTIES

12.1	Representations, Warranties and Covenants By Both Parties. Each Party hereby severally represents, warrants and covenants to the other Party:

(a)	it is duly organized and validly existing under the laws of the jurisdiction of its incorporation or continuance, as the case may be, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)	it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the individual executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;

(c)	this Agreement is legally binding upon it and enforceable in accordance with its terms;

(d)	the execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate, any material Applicable Law;

(e)	it has not granted, and shall not grant during the Term, any right to any Third Party which would conflict with the rights granted to the other Party hereunder;

(f)	it is not aware of any action, suit or inquiry or investigation instituted by any Person which questions or threatens the validity of this Agreement; and

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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(g)	no consent or approval from any Third Party (including any governmental or administrative body or court) is necessary to consummate this Agreement or, to its knowledge, to conduct the activities contemplated hereunder.

12.2	AC Immune Representations, Warranties and Covenants. AC Immune hereby represents and warrants that as of the Effective Date: ·

(a)	To its knowledge it does not own or otherwise control any Patents or Know-How other than the AC Immune Background IP and AC Immune Tau Protein Imaging IP that would be necessary for Piramal to exercise its rights under this Agreement, including to make, use, sell and import Products in the Field in the Territory;

(b)	it solely owns all right, title and interest in, to and under the AC Immune Tau Protein Imaging Patents listed on Exhibit A and has not licensed the AC Immune Tau Protein Imaging Patents in the Field with respect to a PET Agent product to any Affiliate or any Third Party;

(c)	it has full legal rights and authority to grant the licenses and rights under the AC Immune Tau Protein Imaging IP and AC Immune Background IP granted under this Agreement and has not assigned, transferred, conveyed or licensed its right, title and interest in the AC Immune Tau Protein Imaging IP or AC Immune Background IP, including in any manner inconsistent with such license grant or the other terms of this Agreement;

(d)	there is no pending litigation or, to the best of AC Immune’s knowledge, written threat of litigation that has been received by AC Immune (and has not been resolved by taking a license or otherwise), which alleges that AC Immune’s activities with respect to the AC Immune Tau Protein Imaging IP or AC Immune Background IP have infringed or misappropriated any of the intellectual property rights of any Third Party; and

(e)	to the best of AC Immune’s knowledge, the making, using, selling, or importing of Compounds claimed in the AC Immune Tau Protein Imaging IP and AC Immune Background IP as contemplated by this Agreement does not infringe any patent rights or misappropriate any other intellectual property owned by a Third Party.

12.3	Disclaimer. EXCEPT AS OTHER WISE EXPRESSLY SET FORTH IN SECTIONS 12.1 AND 12.2, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND PARTICULARLY THAT PRODUCTS WILL BE SUCCESSFULLY DEVELOPED HEREUNDER, AND IF PRODUCTS ARE DEVELOPED, WITH RESPECT TO SUCH PRODUCTS, AND TO THE EXTENT PERMITTED BY LAW THE PARTIES EXCLUDE ALL IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 13

INDEMNIFICATION, INSURANCE AND LIABILITY

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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13.1	Indemnification by AC Immune. AC Immune shall defend, indemnify and hold harmless Piramal and its officers, directors, employees, agents, representatives, successor and assigns (“Piramal Indemnitee”) from and against any liability or expense (including reasonable legal expenses, costs of litigation and attorneys’ fees), damages, or judgments, whether for money or equitable relief (collectively, “Losses”) resulting from suits, proceedings, claims, actions, demands, or threatened claims, actions or demands, in each case brought by a Third Party (each, a “Claim”) against a Piramal Indemnitee arising out of: (a) any negligent act or omission, or willful wrongdoing by AC Immune or its Affiliates in the performance of this Agreement, (b) the failure by AC Immune to comply with any applicable Law, or (c) any breach of any representation or warranty or covenant of AC Immune under this Agreement, except, in each case, to the extent any such Losses result from the gross negligence or willful misconduct of a Piramal Indemnitee, as applicable, or from the breach of any representation or warranty or obligation under this Agreement by Piramal.

13.2	Indemnification by Piramal. Piramal shall defend, indemnify and hold harmless AC Immune and its Affiliates, and its and their officers, directors, employees, agents, representatives, successor and assigns (“AC Immune Indemnitee”) from and against any and all Losses resulting from Claims, including, bodily, injury, risk of bodily injury, death, property damage and product liability, against an AC Immune Indemnitee arising out of or relating to, directly or indirectly: (a) any negligent act or omission, or willful wrongdoing by Piramal in the performance of this Agreement, (b) the failure by Piramal to comply with any applicable Law, or (c) any breach of any representation or warranty or covenant of Piramal under this Agreement; except, in each case, to the extent any such Losses result from the gross negligence or willful misconduct of a AC Immune Indemnitee or from the breach of any representation or warranty or obligation under this Agreement by AC Immune.

13.3	Limitations on Indemnification. The obligations to indemnify, defend, and hold harmless set forth in Sections 13.1 and 13.2 shall be contingent upon the Party seeking indemnification (the “Indemnitee”): (a) notifying the indemnifying Party of a claim, demand or suit within [*****] days of receipt of same; provided, however, that Indemnitee’s failure or delay in providing such notice shall not relieve the indemnifying Party of its indemnification obligation except to the extent the indemnifying Party is prejudiced thereby; (b) allowing the indemnifying Party and/or its insurers the right to assume direction and control of the defense of any such claim, demand or suit; (c) using its best efforts to cooperate with the indemnifying Party and/or its insurers, at the indemnifying Party’s expense, in the defense of such claim, demand or suit; and (d) agreeing not to settle or compromise any claim, demand or suit without prior written authorization of the indemnifying Party. The Indemnitee shall have the right to participate in the defense of any such claim, demand or suit referred to in this Section utilizing attorneys of its choice, at its own expense, provided, however, that the indemnifying Party shall have full authority and control to handle any such claim, demand or suit.

13.4

Limitation on Liability. In no event shall any Party be liable to the other Party for any indirect, special, incidental, exemplary or consequential damages of any kind arising out of or in connection with this Agreement, however caused and on any theory of liability

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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(whether in contract, tort (including negligence), strict liability or otherwise), even if such Party was advised or otherwise aware of the likelihood of such damages. The limitations set forth in this Section 13.4 shall not apply with respect to (a) the Party’s indemnification obligations under Sections 13.1 and 13.2, as applicable, (b) breach of Article 10, or (c) intentional misconduct of a Party. Nothing in this Section 13.4 shall exclude a Party’s liability for death or injury caused by that Party’s negligence, or fraud or fraudulent misrepresentation.

13.5	Insurance. During the Term and for a period of [*****] years after the Term, each Party shall obtain and/or maintain, at its sole cost and expense, insurance policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.

ARTICLE 14

DISPUTE RESOLUTION

14.1	General. Any controversy, claim or dispute arising out of or relating to this Agreement shall be settled, if possible, through good faith negotiations between the Parties. If, however, the Parties are unable to settle such dispute after good faith negotiations, the matter shall be referred to the executive officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than [*****] days after referral.

14.2	Failure of Executive Officers to Resolve Dispute. If the executive officers are unable to settle the dispute after good faith negotiation in the manner set forth above, which matter is not a subject for which one of the Parties has final decision making authority pursuant to Section 2.3(c), the matter (a) shall be resolved in accordance with Section 14.3, and (b) either Party may seek injunctive or other equitable relief in any court in any jurisdiction where appropriate.

14.3	Binding Arbitration. Matters under Section 14.2 which are to be resolved through binding arbitration shall be resolved through binding arbitration in London, United Kingdom administered by the International Chamber of Commerce (“ICC”) pursuant to the arbitration rules of the ICC then in effect (the “Rules”). The language of the arbitration (including all evidence and submissions) shall be in English.

14.4	Arbitrators. There shall be [*****] arbitrator; provided that if either Party requests, the arbitration shall be conducted by a panel of [*****] arbitrators. Each arbitrator shall have experience in the pharmaceutical business. In the case of a sole arbitrator, the Parties shall attempt jointly to select such arbitrator within [*****] days after notice of arbitration is given. If the Parties cannot reach an agreement regarding the sole arbitrator within that time, ICC shall appoint the sole arbitrator. In the case of [*****] arbitrators, each Party shall appoint [*****] arbitrator meeting the foregoing criteria by written notice to the other Party and the [*****] Party-appointed arbitrators shall select the [*****] arbitrator within [*****] days of their appointment. If the Party-appointed arbitrators are unable to agree upon the third arbitrator or if either Party fails to appoint a Party-appointed arbitrator within [*****] days after notice of arbitration is given, the remaining arbitrator(s) shall be appointed by ICC.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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14.5	Judgment. Judgment upon the opinion rendered by such arbitrators shall be binding on the Parties and may be entered by any court having jurisdiction thereof.

14.6	Injunctive Relief. Either Party may apply to the arbitrators for interim injunctive relief (including a temporary restraining order or preliminary injunction) until the arbitration award is rendered or the controversy is otherwise resolved. Nothing in this Agreement shall prevent either Party from seeking provisional measures, including a temporary restraining order or preliminary injunction, from any court of competent jurisdiction, and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

14.7	Award. The written decision of the arbitrators shall state the panel’s findings of material facts and the grounds for its conclusions and shall be final, conclusive and binding on the Parties and enforceable by any court of competent jurisdiction. The arbitrators shall be required to comply with, and their award shall be limited by, any express provisions of this Agreement relating to damages or the limitation thereof.

14.8	Costs. Each Party shall bear its own costs and expenses (including legal fees and expenses) relating to the arbitration proceeding, except that the fees of the arbitrators and other related costs of the arbitration shall be shared equally by the Parties, unless the arbitration panel determines that a Party has incurred unreasonable expenses due to vexatious or bad faith positions taken by the other Party, in which event the arbitration panel may make an award of all or any portion of such expenses so incurred.

14.9	Confidentiality. Except to the extent necessary to confirm an opinion or as may be required by applicable Law, neither Party nor any arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties.

14.10	Patent Disputes. Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent relating to the Products shall be submitted to a court of competent jurisdiction in the country in which such Patent exists.

ARTICLE 15

MISCELLANEOUS

15.1	Governing Law. This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and interpreted in accordance with the laws of England and Wales without regard to conflict of law principles thereof.

15.2

Compliance with Laws. Each Party shall conduct its activities under this Agreement in accordance with Law and good business practices. Furthermore, each Party represents, warrants and agrees that it has been at all times and will continue to be in compliance with all potentially applicable anti-bribery and anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977 and the U.K.’s Bribery Act 2010. Each party represents, warrants and agrees that no bribes, payments, kickbacks, gifts, hospitality, donations, loans, or anything of value have been or will be made or received, offered, promised, or authorized, directly or indirectly, to improperly influence any act or decision of any person

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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or entity, induce any person or entity to do or omit to do any act in violation of any person’s or entities’ lawful duties, or secure any improper advantage.

15.3	Assignment of Rights and Obligations.

(a)	General Rule. This Agreement and its rights or obligations may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party.

(b)	Assignment in Case of a Change of Control and to Affiliates. Notwithstanding Section 15.3(a), either Party may, even without the consent of the other Party, assign this Agreement or any of its rights or obligations (i) to any Affiliate, or (ii) in connection with a Change of Control; provided, however, that such Party’s rights and obligations under this Agreement shall be assumed in writing by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets, including those business assets that are the subject of this Agreement.

15.4	Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

15.5	Force Majeure. Except with respect to payment of money, no Party shall be liable to the other Party for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, terrorist acts, strike, flood, or governmental acts or restriction, or other cause that is beyond the reasonable control of the respective Party (“Force Majeure”). The Party affected by such Force Majeure will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. If the performance of any such obligation under this Agreement is delayed owing to an event of Force Majeure for any continuous period of more than [*****] days, the Parties will consult with respect to an equitable solution, including the possibility of the termination of this Agreement.

15.6	Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

15.7

Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by facsimile (receipt verified) or by express courier service (signature required) or [*****] days after it was sent by registered letter, return receipt requested (or its equivalent), provided that no postal strike or other disruption is then in effect or comes into effect within [*****] days after such mailing, to

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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the Party to which it is directed at its address or facsimile number shown below or such other address or facsimile number as such Party will have last given by notice to the other Party.

If to Piramal Imaging:	Piramal Imaging SA
Route de l’Ecole 13
1753 Matran
Switzerland
Attention:
Telephone:
Facsimile:

Piramal Imaging Ltd
23, Science Park
Cambridge-CB4 0EY
United Kingdom
Attention:
Telephone:
Facsimile:

With a copy to:	Piramal Imaging GmbH
Tegeler Straße 6-7
13353 Berlin
Germany
Attention:
Telephone:
Facsimile:

If to AC Immune:	AC Immune SA
EPFL Innovation Park
Building B
1015 Lausanne
Switzerland
Attention:
Telephone:
Facsimile:

15.8	Entire Agreement. The Parties hereto acknowledge that this Agreement, together with the Exhibits and Appendices attached hereto, set forth the entire agreement and understanding of the Parties hereto as to the subject matter hereof, and supersedes all prior and contemporaneous discussions, agreements and writings in respect. Except as required by statute, no terms shall be implied (whether by custom, usage or otherwise) into this Agreement. Each Party:

(a)

acknowledges that, in agreeing to enter into this Agreement, and save for any representation, undertaking or warranty contained in this Agreement, it has not relied on any express or implied representation, warranty, draft agreement, undertaking, promise collateral contract or other assurance or arrangement of any

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kind whether or not in writing made by or on behalf of any other party at any time before the signature of this agreement; and

(b)	waives all rights and remedies which, but for this subclause, might otherwise be available to it in respect of any such express or implied representation, warranty, collateral contract or other assurance.

Nothing in this subclause limits or excludes any liability for fraud.

15.9	Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

15.10	Waiver. No provision of the Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by any of the Parties of any breach of any provision hereof by another Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

15.11	Severability. lf any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause of portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable Law.

15.12	Relationship of the Parties. The Parties agree that the relationship of Piramal and AC Immune established by this Agreement is that of independent contractors. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish an employment, agency, partnership or any other relationship. Except as may be specifically provided herein, no Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of any other Party, or otherwise act as an agent for any other Party for any purpose.

15.13

Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections, Exhibits or Appendices shall refer to the particular Articles, Sections, Exhibits or Appendices of or to this Agreement and references to this Agreement include all Exhibits and Appendices hereto. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (c) the word “hereof,”

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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“herein,” “hereby” and derivative or similar word refers to this Agreement (including any Exhibits); (d) the word “or” shall have its inclusive meaning identified with the phrase “and/or;” (e) the words “will” and “shall” shall have the same obligatory meaning; (f) provisions that require that a Party, the Parties or a Committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (g) words of any gender include the other gender; and (h) words using the singular or plural number also include the plural or singular number, respectively.

15.14	Third Party Beneficiaries. Except for the rights to indemnification provided for a Party’s Indemnitees pursuant to Article 13, all rights, benefits and remedies under this Agreement are solely intended for the benefit of the Parties (including any successor in interest or permitted assigns), and except rights to indemnification expressly provided pursuant to Article 13, no Third Party shall have any rights whatsoever to (a) enforce any obligation contained in this Agreement (b) seek a benefit or remedy for any breach of this Agreement, or (c) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by the Parties. Without limiting the foregoing, a person who is not a Party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

15.15	Counterparts. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

[Signature page follows]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their duly authorized representatives as of the dates set forth below.

Date:	May 9, 2014	By:	May 9, 2014

Piramal Imaging SA		AC Immune SA

By:	/s/ L. Dinkelborg	/s/ A. Pfeifer
Name:	L. Dinkelborg	Name:	A. Pfeifer
Function:	Director of the board	Function:	CEO

Date:	May 09, 2014	By:	May 09, 2014

Piramal Imaging SA		AC Immune SA

By:	/s/ Rajesh Laddha	/s/ A. Muhs
Name:	Rajesh Laddha	Name:	A. Muhs
Function:	Director	Function:	CSO

Exhibits:

Exhibit A – AC Immune Tau Protein Imaging

Patents

Exhibit B – Initial Development Plan

Appendices:

Appendix 1 – Selection Criteria

Appendix 2 – Patent Filing Country

Appendix 3 – Research Plan

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT A

AC IMMUNE TAU PROTEIN IMAGING PATENTS

[*****]

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[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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Exhibit B

INITIAL DEVELOPMENT PLAN

Task	Time (months)
[*****]

[*****]

Outcome	Design
[*****]	[*****]

[*****]

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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APPENDIX 1

SELECTION CRITERIA

CATEGORY	CRITERIA
[*****]	[*****]

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APPENDIX 2

PATENT FILING COUNTRY

[*****]

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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APPENDIX 3

Initial Research Plan

Profiling of Lead Candidates

Task	Time (months)*
[*****]	[*****]
Candidate(s) selection
[*****]	[*****]

*	[*****]

[*****]

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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[*****]